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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------



        Date of Report (Date of earliest event reported): APRIL 11, 2003
                                                          --------------


                       INVERNESS MEDICAL INNOVATIONS, INC.
 -------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)




          DELAWARE                     001-16789                04-3565120
---------------------------    ------------------------     -------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


             51 SAWYER ROAD, SUITE 200, WALTHAM, MASSACHUSETTS 02453
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (781) 647-3900
                                 --------------
              (Registrant's telephone number, including area code)


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                                EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K is being filed to revise the disclosure provided in Item 4 of the Form 8-K dated April 11, 2003.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 11, 2003, Ernst & Young LLP resigned as our independent auditors. Ernst & Young LLP had served as our independent auditors since June 2002.

Neither the report of Ernst & Young LLP on our consolidated financial statements for the fiscal year ended December 31, 2002 nor the report of Arthur Andersen LLP on our consolidated financial statements for the fiscal year ended December 31, 2001 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During 2002 and subsequently through the date of Ernst & Young LLP's resignation, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report on our consolidated financial statements.

During the two most recent fiscal years and the subsequent interim period preceding Ernst & Young LLP's resignation there were no reportable events, except that Ernst & Young LLP advised the Audit Committee and management that in connection with Ernst & Young LLP's audit for the year ended December 31, 2002, it noted certain matters involving internal control that it considered to be material weaknesses. Ernst & Young LLP has advised the Company that, under standards established by the American Institute of Certified Public Accountants ("AICPA"), reportable conditions involve matters that come to the attention of auditors that relate to significant deficiencies in the design or operation of internal controls of an organization that, in the auditors' judgment, could adversely affect the organization's ability to record, process, summarize, and report financial data consistent with the assertions of management in the consolidated financial statements.

Ernst & Young LLP advised the Company that, in Ernst & Young LLP's opinion the material weaknesses were: the decentralized nature of the Company's national and international operations, combined with insufficient corporate financial oversight at operating locations, especially newly acquired entities, resulted in accounting errors and the misapplication of accounting principles generally accepted in the United States; the absence of a chief financial officer or other individual with the appropriate experience and background to handle accounting matters arising from the complexity of our operations; the undue reliance on non-financial personnel to address accounting and control issues, causing a lack of appropriate segregation of duties; the delay in integrating acquired businesses into our uniform policies, procedures and controls; and an ineffective and inefficient financial statement close process. However, Ernst & Young LLP has advised the Audit Committee that these conditions were considered in determining the nature, timing, and extent of the procedures performed for the audit of the


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Company's financial statements for the year ended December 31, 2002, but that these conditions did not affect its report dated February 20, 2003 with respect to these financial statements.

Our Audit Committee and management are already considering potential enhancements to the Company's internal controls and procedures which address the issues raised. For example, we are currently in the process of selecting and retaining the services of an independent consulting firm to analyze, document and assist us in testing our internal controls and procedures. Our Audit Committee will review the reports and findings of the independent consulting firm and discuss any recommendations that may be made by it with management.

In addition, we have also taken steps, independent of the matters raised by Ernst & Young LLP, to strengthen our management depth and improve operational efficiencies that will have the effect of addressing such matters. For example, late last year we commenced a search for a chief financial officer, and we expect to hire an experienced person with an appropriate background to manage the diverse and complex financial issues which may arise in our growing business. Also, we recently migrated the accounting systems at Wampole, our most recent acquisition, onto the software platform hosted by our Bedford, England operation.

We have furnished Ernst & Young LLP with a copy of the foregoing disclosure and requested Ernst & Young LLP to furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of that letter is filed as Exhibit 16.1 to this Form 8-K.

On April 18, 2003 the Company engaged BDO Seidman, LLP as its new independent certified public accountants. Prior to the engagement of BDO Seidman, LLP, the Company provided it with information concerning the matters discussed in this report; including the material weaknesses in internal controls identified in writing by Ernst & Young LLP. Neither the Company nor anyone else on its behalf consulted with BDO Seidman, LLP regarding, or otherwise engaged BDO Seidman, LLP to evaluate specifically, any of these matters prior to the Company's engagement of BDO Seidman, LLP as its independent certified public accountants. The Company has authorized Ernst & Young LLP to fully respond to the inquiries of BDO Seidman, LLP concerning such matters.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)    EXHIBITS.

           EXHIBIT NO.   DESCRIPTION
           -----------   -----------
             16.1        Letter from Ernst & Young LLP to the Securities and
                         Exchange Commission dated May 29, 2003


                                       2


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  INVERNESS MEDICAL INNOVATIONS, INC.



Date:  May 29, 2003               By: /S/ DUANE L. JAMES
                                     ----------------------------------
                                     Duane L. James
                                     Vice President - Finance


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                                  EXHIBIT INDEX



EXHIBIT NO.        DESCRIPTION
-----------        -----------
     16.1          Letter from Ernst & Young LLP to the Securities and Exchange
                   Commission dated May 29, 2003